UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2019

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Miller Income Fund will send a notice, either by mail or e-mail, each time an updated report is available on the Fund's website (www.millervaluefunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-888-593-5110.

Table of contents

Miller Income Fund
Manager commentary	1
Fund at a glance	7
Fund expenses	8
Schedule of investments	10
Statement of assets and liabilities	14
Statement of operations	16
Statement of changes in net assets	17
Financial highlights	18
Notes to financial statements	23
Additional information	32
Privacy notice	33
Directory of funds' service providers	Back Cover

Miller Income Fund 2019 Semi-Annual Report

Miller Income Fund manager commentary

Over the six-month period ending March 31, 2019, the Miller Income Fund — Class I returned -8.49%, underperforming the 2.39% return of its unmanaged benchmark, the ICE BofA Merrill Lynch High Yield Master II Index. The Fund's 4th quarter 2018 performance marked its worst calendar quarter since its launch. While we thought most of our holdings were undervalued enough to potentially outperform the stock market in a downturn, approximately half of the portfolio still underperformed the S&P 500 4th quarter -13.52% total return. Fourth-quarter market conditions were reminiscent of those we observed toward the end of 2015 and beginning of 2016, when the portfolio performed similarly. At the time, we posited that the market had grown increasingly concerned about a Federal Reserve hiking interest rates on auto-pilot and wrote a letter titled, "The Fed: Data-Dependent or Date-Dependent?" positing that market movements implied concern about a discrepancy between the Federal Open Market Committee's (FOMC) long-run policy statement and future actions intoned from public remarks. FOMC Chair Jerome Powell said on October 3rd, "We are a long way from neutral," implying he thought that many more interest rate hikes lay ahead. It is not coincidental, in our opinion, that this date also marked the peak in the equity market and near-peak in the bond market's expectation for annualized inflation over the coming decade. While it is easy to dismiss short-term moves as noise, the ferocity and extent of the moves across multiple trillion-dollar markets could only point to a few broad, systemic factors, the most significant of which is the price of money. Trade wars have also contributed to lower prospects for growth, at the margin, and a looming US government shutdown did not help either. Conversely, the first quarter of 2019 marked a broad rebound across equities, credit and commodities markets in conjunction with a change in tune from US monetary policy-makers. While Chairman Powell's comments in the 4th quarter appeared to spook markets into thinking the Fed might tighten beyond the "neutral" rate of interest (the rate that promotes full employment without stoking inflation), his January 4th comments were markedly different and implied much more receptivity to the market's messaging than prior remarks.

Because we think the Fed's communication strategy is having an outsized impact on the market today, we have spilled a lot of ink discussing it, and we have also pointed out that the portfolio tends to perform better when rates are moving up than down. The first quarter of 2019 bucked that trend, as the portfolio advanced 10.60% despite the 10-year Treasury rate continuing its downward trajectory from 2.68% at the turn of the year to 2.41% at the end of the quarter. We do not position the portfolio with an explicit rate view in mind; instead, we position it from the perspective that the economy is likely to grow over the long term and that policy-makers have the capabilities to meet their stated goals; simply avoiding a significant monetary policy error should enable our ideas to work. Rather than spend more time focusing on topics beyond our control, we would like to use the

Miller Income Fund 2019 Semi-Annual Report

Miller Income Fund manager commentary (cont'd)

balance of this letter to focus on what is in our control — the securities in the portfolio.

Average Annual Total Returns and Expenses (%) — as of 3/31/20191 (Unaudited)

	Without Sales Charges
	Six Months[2]	1 Yr	3 Yr	5 Yr	Inception[3]
Class A	-8.61	2.37	10.95	2.72	2.60
Class C	-8.97	1.72	10.12	1.96	1.87
Class FI	-8.55	2.42	10.94	2.64	2.52
Class I	-8.49	2.76	11.28	2.99	2.86
Class IS	-8.43	2.88	11.38	3.07	2.94
ICE BofA Merrill Lynch High Yield Mater II Index	2.39	5.94	8.69	4.70	4.66
S&P 500	-1.72	9.50	13.51	10.91	10.90
	With Max Sales Charges
	Six Months[2]	1 Yr	3 Yr	5 Yr	Inception[3]
Class A	-13.84	-3.48	8.79	1.51	1.41
Class C	-9.85	0.77	10.12	1.96	1.87

1  Performance greater than one year is annualized.

2  Performance for the 6-month period ending 3/31/2019 (not annualized).

3  Inception date is 2/28/14.

Gross Expenses (Net): Class A — 2.15 (2.11), Class C — 2.90 (2.86), Class FI — 2.22 (2.11), Class I — 1.90 (1.81), and Class IS — 1.84 (1.71). Miller Value Partners, LLC (the "Adviser") has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/ or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.25% for Class A, 2.00% for Class C, 1.25% for Class FI, 0.95% for Class I, and 0.85% for Class IS through 2/29/20. Net expense ratios are current to the most recent prospectus dated 1/31/19 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110 or visit millervaluefunds.com.

The portfolio's largest new holding is the debt of Diebold Nixdorf, which makes automated teller machines (ATMs), connected commerce software and point-of-sale systems (once known as "cash registers"). Diebold issued the debt in 2016 to help finance its acquisition of Wincor Nixdorf, for which a prior management team overpaid. Since the initial attempt at integrating the acquisition, the Board has cleaned house and brought in a new group that appears to have the situation under control. The new management team recently increased guidance for its cost

Miller Income Fund 2019 Semi-Annual Report

savings program and is aggressively paying down debt while looking to boost cash returns on capital. In addition to already having aligned equity incentives with shareholders, various management members added approximately $1M to their personal stakes in the first quarter with meaningful open market purchases of the stock. Various members of management would presumably not be committing personal capital to a more junior security than our debt unless they had a high degree of confidence that the debt was money-good. At our purchase price, the yield to worst would be north of 11%, though we think we could do better than this depending on the pace of debt paydown and the market's reaction to it.

Changes in capital allocation priorities can represent a meaningful inflection point for the future trajectory of a security's price. One company already in the portfolio announced such a change this quarter. CenturyLink reduced the dividend to use a greater portion of free cash flow to pay down debt. There are few better uses of cash for a leveraged secular shrinker than debt paydown; otherwise, math dictates that the equity value gets squeezed at a greater absolute rate than the cash flow shrinks, while the debt load consumes a greater share of the value generated. With the dividend reduction, the company announced that it would accelerate its timing for debt paydown. If they execute their plan, we think multiple parts of the capital structure could represent interesting values at today's prices. The equity now trades at the lowest cash flow multiple of any major telecommunications firm; Jeff Storey has a record of creating shareholder value, and he now has the retained cash flow to allocate accordingly. A delevered CenturyLink may also generate value for long-dated bondholders, which is why we own the 7.6% bonds due 2039 — while not a perfect comparison, look no further than the 2039 Verizon 7.35% unsecured bonds, which are levered similarly to CenturyLink's targets; these Verizon bonds trade at a nearly 50% price premium to where we started buying our CenturyLink bonds.

Not all secularly challenged businesses are the same, as their economic profiles can be vastly different. While telecom is a capital-intensive business, cigarette production is not. Between the summer of 2017 and January of 2019, the price of British American Tobacco shares fell by almost 60%, which is remarkable for a company whose fundamentals are quite steady. Any company whose stock price exhibits significantly more volatility than its fundamentals is worth a closer look. A quick perusal of analyst notes shows there is no shortage of scapegoats here — a potential ban on menthol cigarettes in the US, declining cigarette shipments globally, increasingly hostile regulators and BREXIT all play a part — but we think the fundamentals are much better than today's valuation implies. Investors can now pay less than 10x free cash flow, which represents a compelling price for a company with massive returns on capital and growing cash flows. The dividend yield on the stock is now 6.5%, and the company has guided to high-single-digit earnings per share growth while also paying down debt. If the company hits its

Miller Income Fund 2019 Semi-Annual Report

Miller Income Fund manager commentary (cont'd)

goals and the stock does not trade to a new all-time-low valuation, investors are likely to do very well, we think, especially in a market craving visibility.

Not all holdings have the same level of visibility as the tobacco companies. We have long been fans of the alternative asset managers, which comprised just under 15% of the portfolio as of 3/31/19. They had a terrible 2018, but today's valuations are incredibly compelling. Take Apollo Global Management, for instance. This company makes money in two ways: it earns a management fee, typically 1-2% of assets in a given strategy, and it earns an incentive fee, or a portion of the profits generated when one of the funds it manages sells something (also known as "carry"). The management fees, and the costs tied to those fees, are very predictable. Apollo has said they will generate $2.00 in fee-related profits in 2019; that number has grown steadily and is likely to continue to grow over the long term. Compare that $2.00 in fee-related earnings to today's ~$32 stock price (16x), and you are buying the stock at a below-market multiple, despite a company growing earnings power faster than the market with less capital intensity than the market (unlike many companies, Apollo does not need any more shareholder capital to continue growing). In addition, the company is almost certain to generate meaningful additional earnings as it sells companies at higher prices than it paid. The market has rarely given these companies any credit for their carry profits, but the last time Apollo traded near this multiple on fee-related earnings was the beginning of 2016, and it nearly tripled over the following two years. We recognize that there will be difficult quarters, such as 4Q 2018, but are immensely optimistic looking forward.

The aforementioned ideas represent only a portion of the opportunities we are finding in today's market. We continue to source attractively priced securities and ways to improve the portfolio; the current emphasis is on finding ways to mitigate downside volatility without sacrificing any upside. We remain the largest individual shareholders in the strategy and, as always, welcome any questions or comments.

Bill Miller IV, CFA

The ICE BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Earnings per share (EPS) is the portion of a company's profit allocated to each outstanding share of common stock and serves as an indicator of a company's profitability. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. The yield to worst (YTW) is the lowest potential yield that can be received on a bond without the issuer actually

Miller Income Fund 2019 Semi-Annual Report

defaulting. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

Earnings growth is not representative of the Fund's future performance.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (NAV), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund's ability to sell its shares.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers

Miller Income Fund 2019 Semi-Annual Report

Miller Income Fund manager commentary (cont'd)

or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Dividends are not guaranteed and a company's future ability to pay dividends may be limited.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Miller Income Fund 2019 Semi-Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2019 Semi-Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2018 and held for the six months ended March 31, 2019.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2019 Semi-Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-8.61%	$1,000.00	$913.90	1.25%	$5.96
Class C	-8.97	1,000.00	910.30	2.00	9.53
Class FI	-8.55	1,000.00	914.50	1.25	5.97
Class I	-8.49	1,000.00	915.10	0.95	4.54
Class IS	-8.43	1,000.00	915.70	0.85	4.06

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.70	1.25%	$6.29
Class C	5.00	1,000.00	1,014.96	2.00	10.05
Class FI	5.00	1,000.00	1,018.70	1.25	6.29
Class I	5.00	1,000.00	1,020.19	0.95	4.78
Class IS	5.00	1,000.00	1,020.69	0.85	4.28

1  For the six months ended March 31, 2019.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Miller Income Fund 2019 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2019

Miller Income Fund

Security	Shares	Value
Common Stocks — 76.7%
Communication Services — 6.6%
Diversified Telecommunication Services — 1.3%
CenturyLink Inc.	206,000	$2,469,940
Media — 5.3%
National CineMedia Inc.	950,000	6,697,500
New Media Investment Group Inc.	342,000	3,591,000
Total Media		10,288,500
Total Communication Services		12,758,440
Consumer Discretionary — 1.4%
Hotels, Restaurants & Leisure — 1.4%
Cedar Fair LP	52,500	2,762,550
Consumer Staples — 3.2%
Tobacco — 3.2%
British American Tobacco PLC	150,000	6,240,069
Energy — 5.8%
Oil, Gas & Consumable Fuels — 5.8%
Energy Transfer LP	296,240	4,553,209
NGL Energy Partners LP	475,000	6,664,250
Total Oil, Gas & Consumable Fuels		11,217,459
Total Energy		11,217,459
Financials — 38.8%
Banks — 4.9%
Danske Bank A/S	165,000	2,895,694
Sberbank of Russia PJSC — ADR	500,000	6,590,000
Total Banks		9,485,694
Capital Markets — 21.9%
Apollo Global Management LLC, Class A Shares	356,500	10,071,125
Arlington Asset Investment Corp., Class A Shares	591,700	4,709,932
BGC Partners Inc., Class A Shares	1,001,000	5,315,310
Blackstone Group LP/The	211,000	7,378,670
Carlyle Group LP/The	533,800	9,757,864
Greenhill & Co. Inc.	182,000	3,914,820
JMP Group LLC	300,000	1,125,000
Total Capital Markets		42,272,721
Diversified Financial Services — 1.1%
Compass Diversified Holdings	140,000	2,196,600

Miller Income Fund 2019 Semi-Annual Report

Miller Income Fund

Security		Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 10.9%
Chimera Investment Corp.		280,000	$5,247,200
New Residential Investment Corp.		353,750	5,981,913
Starwood Property Trust Inc.		145,200	3,245,220
Two Harbors Investment Corp.		379,080	5,128,952
Western Asset Mortgage Capital Corp.		142,900	1,461,867
Total Mortgage Real Estate Investment Trusts (REITs)			21,065,152
Total Financials			75,020,167
Industrials — 9.3%
Commercial Services & Supplies — 1.6%
Quad/Graphics, Inc.		260,000	3,094,000
Marine — 2.2%
Seaspan Corp.		500,000	4,350,000
Transportation Infrastructure — 5.5%
Macquarie Infrastructure Corp.		258,000	10,634,760
Total Industrials			18,078,760
Materials — 4.1%
Metals & Mining — 4.1%
Alrosa PJSC		4,700,000	6,620,041
Eregli Demir ve Celik Fabrikalari TAS		800,000	1,308,582
Total Metals & Mining			7,928,623
Total Materials			7,928,623
Real Estate — 2.9%
Equity Real Estate Investment Trusts (REITs) — 2.9%
Ashford Hospitality Trust Inc.		485,000	2,303,750
Washington Prime Group Inc.		575,000	3,248,750
Total Equity Real Estate Investment Trusts (REITs)			5,552,500
Utilities — 4.6%
Multi-Utilities — 4.6%
Just Energy Group Inc.		2,600,000	8,840,000
Total Common Stocks (Cost — $146,111,812)			148,398,568
	Rate
Preferred Stock — 3.0%
Industrials — 3.0%
Industrial Conglomerates — 3.0%
General Electric Co. (effective 1/21/2021, 3M US LIBOR + 3.33%)(a), 1/21/2021(b)	5.000%	6,130	5,734,462
Total Industrials			5,734,462
Total Preferred Stock (Cost $4,885,105)			5,734,462

Miller Income Fund 2019 Semi-Annual Report

Schedule of investments (unaudited) (cont'd)

March 31, 2019

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 16.6%
Communication Services — 2.3%
Diversified Telecommunication Services — 2.3%
CenturyLink Inc.	7.600%	9/15/39	$5,000,000	$4,412,500
Consumer Discretionary — 1.4%
Diversified Consumer Services — 1.4%
Weight Watchers International Inc.	8.625%	12/1/25	3,000,000	2,707,500
Consumer Staples — 4.8%
Personal Products — 4.8%
Avon Products Inc., Senior Notes	7.000%	3/15/23	9,596,000	9,416,075
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Extraction Oil & Gas Inc.	7.375%	5/15/24	2,000,000	1,680,000
Financials — 0.9%
Consumer Finance — 0.9%
Curo Group Holdings Corp.	8.250%	9/1/25	2,000,000	1,725,000
Health Care — 2.4%
Pharmaceuticals — 2.4%
Endo Ltd., Senior Notes	6.000%	7/15/23	5,931,000	4,596,525
Information Technology — 3.9%
Technology Hardware, Storage & Peripherals — 3.9%
Diebold Nixdorf Inc.	8.500%	4/15/24	8,500,000	7,607,500
Total Corporate Bonds & Notes (Cost — $31,295,532)				32,145,100
Bank Loan — 2.6%
Consumer Discretionary — 2.6%
Specialty Retail — 2.6%
Ascena Retail Group Inc. (1M US LIBOR + 4.50%)(c)	7.000%	8/21/22	5,753,678	5,052,448
Total Consumer Discretionary				5,052,448
Total Bank Loan (Cost — $5,248,558)				5,052,448
Total Investments — 98.9% (Cost — $187,541,007)				191,330,578
Other Assets in Excess of Liabilities — 1.1%				2,233,407
Total Net Assets — 100.0%				$193,563,985

ADR — American Depositary Receipt

(a)  Fixed to floating rate. Effective date of change and formula disclosed. Rate disclosed is as of period end.

(b)  Underlying preferred stock can be called at any dividend payment on or after date disclosed.

(c)  Variable rate security. Reference rate and spread are included in the description.

Miller Income Fund 2019 Semi-Annual Report

Miller Income Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2019

Assets:
Investments, at value (Cost $187,541,007)	$191,330,578
Cash	1,062,606
Investment securities sold	361,916
Dividends and interest receivable	1,550,559
Receivable for fund shares sold	303,509
Prepaid expenses	55,524
Total Assets	194,664,692
Liabilities:
Payables:
Investment securities purchased	169,192
Payable for fund shares repurchased	699,230
Investment management fees payable	104,368
Service and/or distribution fees payable	58,168
Accrued other expenses	69,749
Total Liabilities	1,100,707
Total Net Assets	$193,563,985
Net Assets:
Paid-in capital	$220,800,837
Total distributable earinings	(27,236,852)
Total Net Assets	$193,563,985

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Net Assets:
Class A	$37,907,908
Class C	$37,008,449
Class FI	$170,316
Class I	$68,552,756
Class IS	$49,924,556
Shares Outstanding:
Class A	4,856,189
Class C	4,747,231
Class FI	21,898
Class I	8,792,317
Class IS	6,405,466
Net Asset Value:
Class A (and redemption price)	$7.81
Class C *	$7.80
Class FI (and redemption price)	$7.78
Class I (and redemption price)	$7.80
Class IS (and redemption price)	$7.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.28

*  Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2019

Investment Income:
Dividends and distributions (Net of foreign tax of $159,171)	$6,772,948
Return of capital (Note 2(c))	(2,436,692)
Net Dividends and Distributions	4,336,256
Interest	1,694,544
Total Investment Income	6,030,800
Expenses:
Investment management fee (Note 3)	650,978
Distribution fees (Note 5)	214,925
Transfer agent expenses	64,670
Administration & fund accounting fees	54,989
Shareholder servicing fees (Note 5)	43,502
Registration fees	37,040
Custody fees	24,393
Shareholder reports	17,018
Legal fees	10,293
Audit and tax fees	8,226
Trustees' fees	5,895
Compliance fees	5,529
Insurance	1,980
Interest expense	1,830
Miscellaneous expenses	5,175
Total Expenses	1,146,443
Less: Fee waivers and/or expense reimbursement (Note 3)	(53,477)
Net Expenses	1,092,966
Net Investment Income	4,937,834
Realized and Unrealized Gain/(Loss) on Investments (Notes 2):
Net Realized Gain (Loss) From:
Investment transactions	(13,643,288)
REIT distributions	45,533
Net Realized Loss	(13,597,755)
Net Change in Unrealized appreciation/depreciation on:
Investment transactions	(8,621,032)
Foreign currency translation	(1,984)
Change in Net Unrealized Appreciation/Depreciation on Investments	(8,623,016)
Net Loss on Investments	(22,220,771)
Decrease in Net Assets from Operations	$(17,282,937)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2019 (unaudited) and the Year Ended September 30, 2018	2019	2018
Operations:
Net investment income	$4,937,834	$8,328,502
Net realized gain (loss)	(13,597,755)	159,452
Change in unrealized appreciation	(8,623,016)	7,922,234
Increase (Decrease) in Net Assets from Operations	(17,282,937)	16,410,188
Distribution to shareholders from (Note 5)
Net investment income	(7,569,987)	(9,106,045)
Return of capital	—	(2,703,933)
Decrease in Net Assets from Distributions to Shareholders	(7,569,987)	(11,809,978)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	35,664,504	76,685,282
Reinvestment of distributions	7,390,192	11,539,874
Cost of shares repurchased	(21,422,578)	(22,313,003)
Increase in Net Assets from Fund Share Transactions	21,632,118	65,912,153
Increase (Decrease) in Net Assets	(3,220,806)	70,512,363
Net Assets:
Beginning of period	196,784,791	126,272,428
End of period	$193,563,985	$196,784,791

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares[1]	2019*	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.90	$8.58	$7.82	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.21	0.50	0.53	0.53	0.53	0.35
Net realized and unrealized gain (loss)	(0.98)	0.47	0.86	0.22	(2.01)	(0.21)
Total income (loss) from operations	(0.77)	0.97	1.39	0.75	(1.48)	0.14
Less distributions from:
Net investment income	(0.32)	(0.53)	(0.53)	(0.52)	(0.53)	(0.25)
Return of capital	—	(0.12)	(0.10)	(0.15)	(0.14)	—
Total distributions:	(0.32)	(0.65)	(0.63)	(0.67)	(0.67)	(0.25)
Net asset value, end of period	$7.81	$8.90	$8.58	$7.82	$7.74	$9.89
Total return[3]	-8.61%	11.70%	18.42%	10.34%	-15.76%	1.39%
Net assets, end of period (000s)	$37,908	$37,749	$12,061	$9,460	$12,654	$16,531
Ratios to average net assets:
Gross expenses	1.28%[5]	1.29%	1.32%	1.32%	1.34%[4]	1.38%[5]
Net expenses[6,7]	1.25[5]	1.25	1.25	1.22	1.19[4]	0.85[5]
Net investment income	5.21[5]	5.67	6.40	7.14	5.60	5.91[5]
Portfolio turnover rate	29%[8]	37%	52%	53%	54%	6%[8,9]

*  For the six months ended March 31, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Not annualized.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares[1]	2019*	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.88	$8.56	$7.81	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.18	0.40	0.46	0.49	0.46	0.31
Net realized and unrealized gain (loss)	(0.97)	0.50	0.86	0.19	(2.01)	(0.19)
Total income (loss) from operations	(0.79)	0.90	1.32	0.68	(1.55)	0.12
Less distributions from:
Net investment income	(0.29)	(0.47)	(0.48)	(0.48)	(0.48)	(0.23)
Return of capital	—	(0.11)	(0.09)	(0.13)	(0.12)	—
Total distributions:	(0.29)	(0.58)	(0.57)	(0.61)	(0.60)	(0.23)
Net asset value, end of period	$7.80	$8.88	$8.56	$7.81	$7.74	$9.89
Total return[3]	-8.97%	11.00%	17.46%	9.45%	-16.38%	1.15%
Net assets, end of period (000s)	$37,008	$35,203	$26,612	$21,632	$16,967	$17,721
Ratios to average net assets:
Gross expenses	2.03%[5]	2.04%	2.06%	2.07%	2.11%[4]	2.09%[5]
Net expenses[6,7]	2.00[5]	2.00	2.00	1.98	1.93[4]	1.56[5]
Net investment income	4.53[5]	4.60	5.62	6.50	4.91	5.23[5]
Portfolio turnover rate	29%[8]	37%	52%	53%	54%	6%[8,9]

*  For the six months ended March 31, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Not annualized.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares[1]	2019*	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.86	$8.55	$7.80	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.17	0.59	0.56	0.53	0.53	0.34
Net realized and unrealized gain (loss)	(0.94)	0.37	0.83	0.20	(2.02)	(0.22)
Total income (loss) from operations	(0.77)	0.96	1.39	0.73	(1.49)	0.12
Less distributions from:
Net investment income	(0.31)	(0.53)	(0.54)	(0.52)	(0.52)	(0.24)
Return of capital	—	(0.12)	(0.10)	(0.14)	(0.14)	—
Total distributions:	(0.31)	(0.65)	(0.64)	(0.66)	(0.66)	(0.24)
Net asset value, end of period	$7.78	$8.86	$8.55	$7.80	$7.73	$9.88
Total return[3]	-8.55%	11.66%	18.44%	10.20%	-15.84%	1.16%
Net assets, end of period (000s)	$170	$866	$40	$9	$9	$10
Ratios to average net assets:
Gross expenses	1.25%[4]	1.36%	2.40%	4.88%	7.00%	1.85%[4]
Net expenses[5,6]	1.25[4]	1.25	1.25	1.25	1.25	1.25[4]
Net investment income	4.16[4]	6.58	6.76	7.13	5.57	5.72[4]
Portfolio turnover rate	29%[7]	37%	52%	53%	54%	6%[7,8]

*  For the six months ended March 31, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Annualized.

5  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

6  Reflects fee waivers and/or expense reimbursements.

7  Not annualized.

8  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares[1]	2019*	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.89	$8.56	$7.81	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.22	0.51	0.56	0.55	0.56	0.35
Net realized and unrealized gain (loss)	(0.98)	0.49	0.85	0.22	(2.02)	(0.21)
Total income (loss) from operations	(0.76)	1.00	1.41	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.33)	(0.54)	(0.55)	(0.54)	(0.54)	(0.26)
Return of capital	—	(0.13)	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.33)	(0.67)	(0.66)	(0.69)	(0.69)	(0.26)
Net asset value, end of period	$7.80	$8.89	$8.56	$7.81	$7.73	$9.88
Total return[3]	-8.49%	12.12%	18.66%	10.52%	-15.53%	1.40%
Net assets, end of period (000s)	$68,553	$68,138	$38,574	$20,933	$21,522	$24,948
Ratios to average net assets:
Gross expenses	1.01%[5]	1.04%	1.08%	1.07%	1.13%[4]	1.07%[5]
Net expenses[6,7]	0.95[5]	0.95	0.95	0.95	0.91[4]	0.85[5]
Net investment income	5.56[5]	5.78	6.76	7.42	5.92	5.91[5]
Portfolio turnover rate	29%[8]	37%	52%	53%	54%	6%[8,9]

*  For the six months ended March 31, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Not annualized.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares[1]	2019*	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.88	$8.56	$7.80	$7.72	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.22	0.50	0.56	0.56	0.56	0.36
Net realized and unrealized gain (loss)	(0.98)	0.50	0.87	0.21	(2.02)	(0.22)
Total income (loss) from operations	(0.76)	1.00	1.43	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.33)	(0.55)	(0.56)	(0.54)	(0.55)	(0.26)
Return of capital	—	(0.13)	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.33)	(0.68)	(0.67)	(0.69)	(0.70)	(0.26)
Net asset value, end of period	$7.79	$8.88	$8.56	$7.80	$7.72	$9.88
Total return[3]	-8.43%	12.21%	18.91%	10.78%	-15.58%	1.41%
Net assets, end of period (000s)	$49,925	$54,829	$48,985	$41,248	$37,475	$44,294
Ratios to average net assets:
Gross expenses	0.95%[5]	0.98%	1.01%	0.96%	1.00%[4]	1.38%[5]
Net expenses[6,7]	0.85[5]	0.85	0.85	0.85	0.85[4]	0.82[5]
Net investment income	5.58[5]	5.69	6.78	7.52	5.97	6.14[5]
Portfolio turnover rate	29%[8]	37%	52%	53%	54%	6%[8,9]

*  For the six months ended March 31, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Not annualized.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to provide a high level on income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the "Advisor") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

Miller Income Fund 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$148,398,568	—	—	$148,398,568
Preferred Stock	—	5,734,462	—	5,734,462
Corporate bonds & notes	—	$32,145,100	—	32,145,100
Bank Loan	—	5,052,448	—	5,052,448
Total Investments	$148,398,568	$42,932,010	—	$191,330,578

*  See Schedule of Investments for additional detailed categorizations.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income,

Miller Income Fund 2019 Semi-Annual Report

adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2019, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2019, open tax years for the Fund include the tax years ended September 30, 2016, September 30, 2017 and September 30, 2018.

Miller Income Fund 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement to with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

The Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to February 29, 2020. The Predecessor Fund had the same expense limitations.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the period ended March 31, 2019, fees waived and/or expenses reimbursed amounted to $53,477.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses has fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Funds, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2020	$7,790	$15,518	$297	$37,223	$70,360
Expires September 30, 2021	8,343	13,168	318	45,391	65,670
Expires March 31, 2019	4,611	3,949	5	19,386	25,526
Total	$20,744	$32,635	$620	$102,000	$161,556

Miller Income Fund 2019 Semi-Annual Report

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), an affiliate to Fund Services, acts as the Fund's distributor and principal underwriter. For the period ended March 31, 2019, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$54,989
Transfer agent	$64,670
Custody	$24,393
Compliance	$5,529

At March 31, 2019, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$17,793
Transfer agent	$19,763
Custody	$2,583
Compliance	$1,825

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $5,895 for their services and reimbursement of travel expenses during the period ended March 31, 2019. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

For the period ended March 31, 2019, Quasar did not retain any sales charges for the Fund's Class A shares. In addition, for the period ended March 31, 2019, CDSCs paid to Quasar were:

	Class A	Class C
CDSCs	$12	$50

Miller Income Fund 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

4. Investments

During the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$78,823,681
Sales	52,549,638

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the period ended March 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$45,981	$13,223
Class C	168,576	11,822
Class FI	368	127
Class I	—	18,330
Total	$214,925	$43,502

Distributions by class for the period ended March 31, 2019, and year ended September 30, 2018 were as follows:

	Six Months Ended March 31, 2019	Year Ended September 30, 2018
Net Investment Income:
Class A	$1,486,247	$1,214,636
Class C	1,270,918	1,597,422
Class FI	6,892	21,001
Class I	2,744,293	3,072,770
Class IS	2,061,637	3,200,216
Total	$7,569,987	$9,106,045
Return of Capital
Class A	$—	$522,546
Class C	—	435,389
Class FI	—	11,726
Class I	—	953,139
Class IS	—	781,133
Total	$—	$2,703,933

Miller Income Fund 2019 Semi-Annual Report

6. Shares of beneficial interest

At March 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	936,599	$7,453,213	3,277,083	$29,098,914
Shares issued on reinvestment	180,169	1,344,634	178,629	1,561,930
Shares repurchased	(503,492)	(3,899,352)	(619,200)	(5,405,796)
Net increase	613,276	$4,898,495	2,836,512	$25,255,048
Class C
Shares sold	1,188,508	$9,542,309	1,214,202	$10,720,729
Shares issued on reinvestment	167,485	1,250,589	227,462	1,971,981
Shares repurchased	(570,919)	(4,449,592)	(586,888)	(5,044,565)
Net increase	785,074	$6,343,306	854,776	$7,648,145
Class FI
Shares sold	4,142	$33,109	162,316	$1,482,621
Shares issued on reinvestment	850	6,310	3,644	32,412
Shares repurchased	(80,779)	(661,366)	(72,938)	(653,038)
Net increase	(75,787)	$(621,947)	93,022	$861,995
Class I
Shares sold	2,337,977	$18,635,873	3,975,013	$35,383,018
Shares issued on reinvestment	365,079	2,727,021	459,894	3,992,202
Shares repurchased	(1,578,516)	(12,112,261)	(1,272,267)	(11,112,022)
Net increase	1,124,540	$9,250,633	3,162,640	$28,263,198
Class IS
Shares issued on reinvestment	276,697	$2,061,637	459,837	$3,981,349
Shares repurchased	(42,434)	(300,006)	(11,990)	(97,582)
Net increase	234,263	$1,761,631	447,847	$3,883,767
Total increase	2,681,366	$21,632,118	7,394,797	$65,912,153

Miller Income Fund 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

7. Income tax information

At September 30, 2018, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$179,684,714
Gross unrealized appreciation	$23,889,492
Gross unrealized depreciation	(12,315,623)
Net unrealized appreciation	$11,573,869
Deferred capital losses*	(13,737,654)
Other book/tax temporary differences(a)	(220,143)
Total accumulated losses	$(2,383,928)

*  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2018, the following reclassifications have been made:

	Total Distributable Earnings	Paid-in Capital
(a)	$407,281	$(407,281)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

8. Line of Credit

The Fund has access to a $10 million unsecured line of credit through an agreement with USBFS. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the period ended March 31, 2019 was as follows:

Maximum available credit	$10,000,000
Largest amount outstanding on an individual day	1,386,000
Average daily loan outstanding	810,846
Interest expense — 13 days	1,830
Loan outstanding as of March 31, 2019	—
Average interest rate	5.50%

Miller Income Fund 2019 Semi-Annual Report

9. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to March 31, 2019 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

10. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

Miller Income Fund 2019 Semi-Annual Report

Additional information (unaudited)

March 31, 2019

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31,2019). The Fund's Form N-Q or Part F of Form N-PORT are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Miller Income Fund 2019 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2019 Semi-Annual Report

(This page intentionally left blank.)

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

EX.99.CODE ETH

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	6/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	6/5/19

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	6/5/19